Exhibit 10.18

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

                            CONVERTIBLE SUBORDINATED NOTE

     Olympia, Washington
$4,000,000       May 11, 1998

          FOR VALUE RECEIVED, Westar Financial Services Incorporated, A Washington corporation (the "Company") hereby promises to pay on May 11, 2003 to PLMC, LLC or its assigns permitted hereunder ("Payee"), or to its order, at such address as Payee may designate in writing, (i) the principal sum of four million dollars ($4,000,000), or if less, the aggregate unpaid and outstanding principal amount of this Note, plus (ii) any accrued unpaid interest in coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest shall accrue on the unpaid principal amount from the date hereof at a rate equal to 10.5% per annum. Interest will be computed on the basis of a three hundred sixty five (365) day year and the actual number of days elapsed. Interest shall be due and payable quarterly on the first day of January, April, July and October each year, commencing July 1, 1998 and any unpaid interest shall accrue and be added to the principal amount (and shall, to the extent permitted by law, thereupon bear interest at the same rate specified herein) until payment.

          Notwithstanding the foregoing or any other provision contained elsewhere in this Note, the Company shall not make any payment of principal or interest hereunder if such payment would constitute a violation of any provision of or results in, or with the lapse of time or giving of notice or both would result in, an Event of Default under any Senior Indebtedness (as defined below) and any such failure to pay shall not constitute a Default or Event of Default hereunder. Interest (including post-petition interest on and after the date of filing of any petition in any bankruptcy proceeding) will be paid upon overdue principal and accrued interest compounded annually from the due date at the rate set forth above, to the extent such payment is lawful. Such interest will be computed and paid on the same basis as set forth above.

          This Note is one of a series of Convertible Subordinated Notes containing substantially identical terms and conditions issued pursuant to the Note Purchase Agreement dated as of May 11, 1998 among certain investors and the Company (the "Purchase Agreement") and is subject to the terms of the Purchase Agreement. Such notes are referred to herein as the "Notes" and the holders thereof are referred to herein as the "Holders." This Note is subject to the following terms and conditions:


     1.   DEFINITIONS.

          "Capital Stock" means, with respect to any person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock, including each class of common stock and preferred stock of such person.

          "Capitalized Lease Obligation" means obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligations shall be the capitalized amount of such obligations determined in accordance with GAAP.

          "Common Stock" shall mean the no par value Common Stock of the Company.

          "Common Stock Equivalents" shall mean Convertible Securities and rights entitling the holder thereof to receive directly, or indirectly, additional shares of Common Stock without the payment of any consideration by such holder for such additional shares of Common Stock or Common Stock Equivalents.

          "Convertible Securities" shall mean any indebtedness or shares of stock convertible into or exchangeable for Common Stock, including this Note.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Event of Default" has the meaning set forth in Section 5.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Securities and Exchange Commission thereunder or any successor thereto.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date hereof.

          "Indebtedness" with respect to any person means (i) any liability, contingent or otherwise, of such person (A) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), (B) evidenced by a note, debenture or similar instrument (including a purchase money obligation), or (C) for the payment of money relating to a Capitalized Lease Obligation; (ii) any liability of others of the kind described in the preceding clause (i), which such person has guaranteed or which is otherwise its legal liability; (iii) any obligation secured by a Lien to which the property or assets of such person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such person's legal liability; (iv) all reimbursement obligations and other liabilities of such person with respect to letters of credit issued for such person's account; and (v) any and all deferrals, renewals, extensions and refundings of, or amendments , modifications or supplements to, any liability of the kind described in any of the preceding clauses (i), (ii), (iii) or (iv).

          (a)   "Issuance Date" shall mean the date of this Note.

          "Lien" means any mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance against real or personal property, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

          "Prepayment Price" means a price equal to the principal amount of this Note plus all accrued interest to date of payment.

          "Principal" of a debt security means the principal of the security, plus, where appropriate, the premium, if any, thereon.

          "Representative" means any trustee, agent or representative of the holders of Senior Indebtedness.

          "Senior Indebtedness" means all the principal or premium, if any, and interest on any Indebtedness of the Company, whether outstanding on the date hereof or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, Indebtedness of the kind described in this clause). Notwithstanding anything to the contrary in the foregoing, however, Senior Indebtedness shall not include (a) Indebtedness or amounts owed for goods or materials purchased in the ordinary course of business, for compensation to employees, or for services, or (b) Indebtedness to, or guaranteed on behalf of, any officer, director or shareholder of the Company or of any Subsidiary of the Company. To the extent any payment of Senior Indebtedness (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver other similar party in any bankruptcy, insolvency or receivership proceedings, then if such payment is recovered by or paid over to, such trustee, receiver or other similar party, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment has not occurred.

          "Subsidiary" of any person means (i) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such person, by one or more Subsidiaries of such persons or (ii) any other person (other than a corporation) in which such person, a Subsidiary of such person or such person and a Subsidiary of such person, directly or indirectly, at the date of determination thereof, has at least a majority ownership interest. Unless the context otherwise requires, the term "Subsidiary" as used herein means a Subsidiary of the Company.

     2. WAIVER OF STAY, EXTENSION OR USURY LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company from paying all or any portion of the principal of, or interest on, this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law as though no such law had been enacted.

     3. PREPAYMENT. This Note may be prepaid in whole or in part at any time prior to maturity without premium or penalty at the Prepayment Price. If full payment of all unpaid principal of and accrued interest on this Note is made, this

Note shall be canceled. Notwithstanding the foregoing or any other provision contained elsewhere in this Note, the Company may not prepay this Note prior to maturity if such prepayment would constitute a violation of any provision of any Senior Indebtedness.

     4. CONVERSION. The principal together with all accrued and unpaid interest on the Note shall be convertible, at the option of the Payee thereof, into a number of fully paid and nonassessable shares of Common Stock of the Company equal to 20% of the outstanding Common Stock, on a fully-diluted basis and including all shares subject to stock incentive plans for service providers, following such conversion. The number of shares into which this Note is convertible shall be fixed upon the occurrence of the earliest of: (i) such date, after the date hereof, as the Company shall have raised an additional $8 Million of financing through the issuance of common Stock Equivalents and related securities; (ii) 6 months from the date hereof; and (iii) the date on which the Payee elects to convert the Note into Common Stock, provided that Payee's election to convert is prior to the occurrence of subsections (i) and
(ii) hereof. Payee shall not exercise any conversion if such conversion would cause a "Change of Control" under Section 382 of the Internal Revenue Code of 1986.

     5.   DEFAULTS AND REMEDIES.

          5.1   EVENTS OF DEFAULT.  An "Event of Default" occurs if:

                (1) the Company defaults in the payment of principal on this Note when the same becomes due and payable at maturity;

                (2) the Company defaults in the payment of accrued interest on this Note and the default continues for a period of five business days after notice of such default is given to the Company by the Payee;

                (3) the Company breaches any other provision of this Note;

                (4) there shall be a default under any bond, debenture, note or other evidence of indebtedness for borrowed money or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for borrowed money of the Company or any Subsidiary or any guarantee of payment by the Company or any Subsidiary of indebtedness for borrowed money, whether such indebtedness or guarantee now exists or shall hereafter be created, if such default consists of the failure to pay any such indebtedness at its stated maturity or the effect of such default is to cause such indebtedness to become due prior to its stated maturity, provided in each case that such indebtedness any at one time aggregates in excess of $2,000,000 in principal amount;

                (5) the Company, pursuant to or within the meaning of any Bankruptcy Law (A) becomes insolvent, (B) fails generally to pay its debts as they become due, (C) admits in writing its inability to pay its debts generally as they become due, (D) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (E) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (F) consents to the appointment of a Custodian of it or for any part of its property, (G) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it, (H) applies for, consents to or acquiesces in the appointment of or taking possession by a Custodian of the Company or for any part of its properties, (I) makes a general assignment for the benefit of its creditors, or (J) takes any corporate act to authorize any of the foregoing; or

                (6) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company in an involuntary case or proceeding under any Bankruptcy Law which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company, (B) appoint a Custodian of the Company or for any part of its properties or (C) order the winding-up or liquidation of its affairs; and such judgment, decree or order shall remain unstayed and in effect for a period of 30 consecutive days; or any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced against the Company and such petition, application or proceeding is not dismissed within 30 days.

          The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          A Default under clause (3) is not an Event of Default until Payee notifies the Company of the Default and the Company (i) does not cure the Default within five business days after receipt of the notice and (ii) is not proceeding in good faith to cure such Default. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." When a Default is cured, it ceases.

          5.2 ACCELERATION. If an Event of Default (other than an Event of Default specified in Section 5.1(5) or (6)) occurs and is continuing, the Holders of 50% in aggregate principal amount of the then outstanding Notes may, by written notice to the Company (an "Acceleration Notice"), declare to be immediately due and payable all principal of an accrued interest on the Notes. Such amount shall become immediately due and payable without presentment, demand, protest and notice of any kind or of dishonor, all of which are hereby expressly waived. If an Event of Default specified in Section 5.1(5) or (6) occurs, such amount shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of Payee. Upon payment of such principal amount and interest, all of the Company's obligations under this Note shall terminate. At any time after an Acceleration Notice has been delivered, but before a judgment or decree for payment of money has been obtained, the Holders of 50% in aggregate principal amount of the then outstanding Notes may cancel and rescind the acceleration request and its consequences.

          5.3 OTHER REMEDIES. Except as set forth in Section 5.2 and if an Event of Default occurs and is continuing, Payee may pursue any available remedy by proceeding at law or in equity to collect the payment of amounts due on this Note or to enforce the performance of any provision of this Note. A delay or omission by Payee in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

          5.4 WAIVER OF PAST DEFAULTS. Payee may waive an existing Default or Event of Default and its consequences. When a Default or Event of Default is waived, it is cured and ceases. If Payee has not declared the unpaid principal of and accrued interest on this Note due and payable pursuant to Section 5.2, Payee shall waive any existing Event of Default under Section 5.1(4) and its consequences if such Event of Default under Section 5.1(4) is cured, waived or suspended.

          None of the provisions hereof and none of Payee's rights or remedies on account of any past or future defaults shall be deemed to have been waived by Payee's acceptance of any past due payment or by an indulgence granted by Payee to the Company. It is agreed that time is of the essence of this Note.

     6.   SUBORDINATION.

          6.1   NOTE SUBORDINATED TO SENIOR INDEBTEDNESS.

          The Company, for itself and its successor, and Payee agree that the payment of the principal of and all interest on this Note is subordinated in right of payment, to the extent and in the manner provided in this Section 6, to the prior payment in full in cash of all Senior Indebtedness, including interest accruing after the filing of a petition initiating any proceeding pursuant to any Bankruptcy Law, whether or not such interest is an allowed claim.

          This Section 6 shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions directly against the holder of this Note.

          6.2   NO PAYMENT ON NOTE IN CERTAIN CIRCUMSTANCES.

          (a) Upon any default in the payment of any Senior Indebtedness when due and payable, whether at maturity, by declaration or otherwise, all Senior Indebtedness shall first be paid in full in cash before any payment is made on account of principal of and accrued interest on this Note.

          (b) In furtherance of the provisions of Section 6.1 and in the event that, notwith- standing the foregoing provisions of Section 6.2(a), any payment on account of this Note shall be made by or on behalf of the Company, and received by Payee, at a time when such payment was prohibited by the provisions of this Section 6.2, then, unless and until such payment is no longer prohibited by this Section 6.2, such payment shall be held in trust for the benefit of and shall be immediately paid over to, the holders of Senior Indebtedness or their respective Representatives, ratably according to the aggregate amount of Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution or provision therefor to or for the holders of Senior Indebtedness.

          6.3 NOTE SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF THE COMPANY.

          Upon any acceleration of the maturity of this Note, or any distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding up, liquidation, reorganization or other similar proceedings of the Company (whether in voluntary or involuntary bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors, any other marshaling of assets or otherwise):

          (a) the holders of all Senior Indebtedness shall first receive payment in full in cash of the principal and interest and other amounts due thereon (or have such payments duly provided for in cash) before Payee is entitled to receive any payment on account of the principal of and interest on this Note;

          (b) any payment or distribution of assets of the company of any kind or character, whether in cash, property or securities to which Payee would be entitled except for the provisions of this Section 6 shall be paid by the Company, the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Indebtedness (PRO RATA to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or the Representative, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid; after giving effect to any concurrent payment of distribution or provision therefor to the holders of such Senior Indebtedness; and

          (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by Payee on account of principal of and interest on this Note before all Senior Indebtedness is paid in full in cash, then such payment or distribution shall be received and held in trust for the benefit for and shall be immediately paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for (PRO RATA as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their respective Representatives, for application to the payment of all Senior Indebtedness until such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

          6.4   PAYEE TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR
INDEBTEDNESS.

          Subject to the payment in full in cash of all Senior Indebtedness, Payee shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on this Note shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of Senior Indebtedness by or on behalf of the Company or by or on behalf of Payee by virtue of this Section 6, which otherwise would have been made to Payee, shall, as between the Company and Payee, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Section 6 are and are intended solely for the purpose of defining the relative rights of Payee, on the one hand, and the holders of Senior Indebtedness, on the other hand.

          6.5   OBLIGATION OF THE COMPANY TO PAY PRINCIPAL AND INTEREST.

          Nothing contained in this Section 6 or elsewhere in this Note is intended to or shall impair, as between the Company and Payee, the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of Payee and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent Payee from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Section 6 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any event requiring subordination in this
Section 6, Payee shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings or pending, or a certificate of the liquidating trustee or agent or other person making any distribution to Payee for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amounts thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 6.

          6.6 SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF COMPANY, OR HOLDERS OF SENIOR INDEBTEDNESS.

          No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify, waive or amend the terms of Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the Company or Payee or the rights of such Senior Indebtedness hereunder.

          6.7   ACTION TO EFFECTUATE SUBORDINATION.

          Payee and the Company each will, at the Company's expense and at any time from time to time, promptly execute and deliver all further instruments and documents, and take all further action that my be necessary or that the holders of the Senior Indebtedness or their respective Representatives may reasonably request, in order to protect any right or interest granted hereby. Payee hereby appoints the holders of the Senior Indebtedness and their respective Representatives, and each of them, as Payee's attorney-in-fact to take any action that Payee fails to take as required by the first sentence of this paragraph, including in any bankruptcy, insolvency or receivership proceedings, the timely filing of a claim for the unpaid balance of this Debenture in the form required in said proceedings and causing said claim to be approved. So long as any Senior Indebtedness is outstanding, and if it has been determined in any bankruptcy, insolvency or receivership proceeding that the Senior Indebtedness is not fully secured, upon notice to Payee from the holders of the Senior Indebtedness, the holders of the Senior Indebtedness shall have the right (without any duty) to exercise all voting rights with respect to any claim filed by or on behalf of Payee by the holders of the Senior Indebtedness or any other person in any bankruptcy, insolvency or receivership proceeding.

          6.8   SECTION 6 NOT TO PREVENT EVENTS OF DEFAULT.

          The failure to make a payment on account of principal of and accrued interest on this Note by reason of any provision of this Section 6 shall not be construed as preventing the occurrence of an Event of Default under Sections 5.1 or 5.2.

     7.   MISCELLANEOUS.

          7.1. NOTICES. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

          If to Payee, addressed to:
            PLMC. LLC
            P O Box 6104
            Federal Way, WA  98063
            Attention:      Mike Price
            Facsimile:      253-926-0739

          ---------------------------------------
          ---------------------------------------
          ---------------------------------------
                      --------------------------
                      --------------------------


          If to the Company, addressed to:

          Westar Financial Services Incorporated
          PO Box 919
          Olympia, WA  98507
          Attention:  Thomas M. Foley
          Facsimile:  (360) 754-7028

          With a copy to:

          Latham & Watkins
          75 Willow Road
          Menlo Park, CA  94025
          Attention:  Christopher L. Kaufman
          Facsimile:  (650) 463-2600

          The Company or Payee by written notice to the others may designate additional or different addresses. Any notice or communication to the Company or Payee shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

          7.2 LEGAL HOLIDAYS. A "Legal Holiday" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions at such place are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

          7.3 GOVERNING LAW. THIS DEBENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF WASHINGTON, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          7.4 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Note may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Note.

          7.5 NO RECOURSE AGAINST OTHERS. A director, officer, employee, stockholder or incorporator, as such, of the Company shall not have any liability for any obligations of the Company under this Note or for any claim based on, in respect of or by reason of such obligations or their creation. Payee by accepting this Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Note.

          7.6 SUCCESSORS. All agreements of the Company in this Note shall bind its successor.

          7.7 SEVERABILITY. In case any provision in this Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          7.8 AMENDMENTS AND WAIVERS. The Notes may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least 51% in aggregate principal amount of the then outstanding Notes (exclusive of any Notes held by the Company and its Subsidiaries) to such amendment, modification, supplement, wavier or consent. This Note may not be amended, modified or supplemented without the prior written consent of the then-current holders of Senior Indebtedness. This provision 7.8 may not be amended, modified or supplemented unless the Company has obtained written consent of the Holders of 100% in aggregate principal amount of the then outstanding Notes.

          IN WITNESS WHEREOF, the Company has caused this Convertible Subordinated Note to be duly executed the day and year first above written.

                              WESTAR FINANCIAL SERVICES INCORPORATED,
                              a Washington corporation



                              By:
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                              Its:
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